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                                                                   EXHIBIT 10.36

                                   AMGEN INC.

                 AMENDED AND RESTATED 1993 EQUITY INCENTIVE PLAN

         Amgen Inc. has adopted this Amended and Restated 1993 Equity Incentive Plan (the "Plan"), effective as of December 10, 2002. This Plan amends and restates in its entirety the Amended and Restated 1993 Equity Incentive Plan, as previously amended and restated on July 15, 2002 (the "Restatement Date"), which amended and restated in its entirety the Immunex Corporation 1993 Stock Option Plan, as amended (the "Original Plan").

                                   ARTICLE I.

                    PROVISIONS APPLICABLE TO OPTIONS GRANTED
                            PRIOR TO RESTATEMENT DATE

         The following provisions of this Article I shall govern awards granted under the Plan prior to the Restatement Date:

SECTION 1. PURPOSE.

         The purpose of Article I of the Plan is to provide a means whereby selected employees, directors and officers of Amgen Inc., a Delaware corporation (the "Company"), or of any parent or subsidiary (as defined in Article I, subsection 5.8 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase the Common Stock (as defined in Article I, Section 3) of the Company, in order to attract and retain the services or advice of such employees, directors and officers and to provide added incentive to such persons by encouraging stock ownership in the Company.

SECTION 2. ADMINISTRATION.

         This Plan shall be administered by a committee (the "Committee" or "Plan Administrator") appointed by the Board of Directors of the Company (the "Board") consisting of two or more members of the Board. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), the Board shall consider in selecting the Plan Administrator and the

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membership of any committee acting as Plan Administrator of the Plan with respect to any persons subject or likely to become subject to Section 16 under the Exchange Act the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize one or more senior executive officers of the Company to grant options to specified eligible persons, within the limits specifically prescribed by the Board.

         2.1  Procedures.

         The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

         2.2  Responsibilities.

         Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options correspond to the requirements of Section 422 of the Code, the regulations thereunder and any amendments thereto.

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         2.3  Section 16(b) Compliance and Bifurcation of Plan.

         Notwithstanding anything in this Plan to the contrary, the Board, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to participants who are officers and directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning this Plan with respect to other participants.

SECTION 3.  STOCK SUBJECT TO THIS PLAN.

         The stock subject to this Plan shall be the Company's Common Stock, par value $.0001 per share (the "Common Stock"), presently authorized but unissued.

SECTION 4.  ELIGIBILITY.

         An incentive stock option may be granted only to an individual who, at the time the option is granted, is an employee of the Company or any related corporation. A nonqualified stock option may be granted to any employee, director or officer of the Company or any related corporation, whether an individual or an entity. Any party to whom an option is granted under Article I of this Plan shall be referred to hereinafter as an "Optionee."

SECTION 5.  TERMS AND CONDITIONS OF OPTIONS.

         Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

         5.1  Number of Shares and Price.

         The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator; provided, however, that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than the par value per share of the Common Stock at the time the option is

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granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% stockholders, the exercise price shall be as required by Article I, subsection 6.1.

         5.2  Term and Maturity.

         Subject to the restrictions contained in Article I, Section 6 with respect to granting incentive stock options to greater than 10% stockholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall it exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted at any time by the Plan Administrator, be exercisable according to the following schedule:

Period of Optionee's Continuous Relationship        Portion of Total Option
 With the Company or Related Corporation              Which Is Exercisable
                                                      --------------------
   From the Date the Option Is Granted
   -----------------------------------

               after one year                                20%
              after two years                                40%
             after three years                               60%
              after four years                               80%
              after five years                              100%

         Notwithstanding the foregoing, for any option granted under Article I of the Plan, the option shall become 100% vested and exercisable on the date of termination of an Optionee's employment or service relationship with the Company or a related corporation on account of the Optionee's death, provided that the Optionee has been in the continuous employment of or service to the Company or a related corporation for at least two years at the date of such Optionee's death.

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         5.3   Exercise.

         Subject to the vesting schedule described in Article I, subsection 5.2, each option may be exercised in whole or in part at any time and from time to time; provided, however, that only whole shares will be issued pursuant to the exercise of any option and that the exercise price shall not be less than the par value per share of the Common Stock at the time the option is exercised. During an Optionee's lifetime, any options granted under Article I of this Plan are personal to him or her and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised.

         5.4   Payment of Exercise Price.

         The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either:
(i) in cash at the time the Option is exercised; or (ii) at the discretion of the Plan Administrator, either at the time of grant or exercise of the Option
(A) by delivery to the Company of shares of Common Stock that have been held for the period required to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise, (B) according to a deferred payment or other arrangement with the person to whom the Option is granted or to whom the Option is transferred pursuant to Article I, Section 5.9, or (C) in any other form of legal consideration that may be acceptable to the Plan Administrator in its discretion; including but not limited to payment of the purchase price pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued or the receipt of irrevocable instruction to pay the aggregate exercise price to the Company from the sales proceeds before Common Stock is issued.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at not less than the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

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         5.5   Withholding Tax Requirement.

         The Company or any related corporation shall have the right to retain and withhold from any payment of cash or Common Stock under this Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes. The Company may also retain and withhold or the Optionee may elect, subject to approval by the Company at its sole discretion, to have the Company retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld.

         5.6   Holding Periods.

               5.6.1  Securities Exchange Act Section 16.

         If an individual subject to Section 16 of the Exchange Act sells shares of Common Stock obtained upon the exercise of a stock option within six months after the date the option was granted, such sale may result in short-swing profit recovery under Section 16(b) of the Exchange Act.

               5.6.2  Taxation of Stock Options.

         The Plan Administrator may require an Optionee to give the Company prompt notice of any disposition of shares of Common Stock acquired by the exercise of an incentive stock option prior to the expiration of two years after the date of grant of the option and one year from the date of exercise.

         5.7   Nontransferability of Options.

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         Options granted under Article I of this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise), other than by will or by the applicable laws of descent and distribution and shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under Article I of this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. Notwithstanding the foregoing, if the Company permits, an Optionee may, during the Optionee's lifetime, designate a person who may exercise the option after the Optionee's death by giving written notice of such designation to the Plan Administrator. Such designation may be changed from time to time by the Optionee by giving written notice to the Plan Administrator revoking any earlier designation and making a new designation.

         5.8   Termination of Relationship.

         If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the portion of the option which is not exercisable at the time of such cessation shall terminate immediately upon such cessation, unless the Plan Administrator determines otherwise, and the Optionee may exercise, for a three-month period, that portion of the option which is exercisable at the time of such cessation, and shall terminate at the end of such period following such cessation as to all shares for which it has not theretofore been exercised, unless the Plan Administrator determines otherwise. The Plan Administrator shall have sole discretion in a particular circumstance to extend the exercise period following such cessation to any date up to the termination or expiration of the option. If, however, in the case of an incentive stock option, the Optionee does not exercise the Optionee's option within three months after cessation of employment, the option will no longer qualify as an incentive stock option under the Code.

         If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a

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crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information.

         If an Optionee's relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all the Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

         If an Optionee's relationship with the Company or any related corporation ceases because of a total disability, the portion of the Optionee's option that is exercisable at the time of such cessation shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

         Options granted under Article I of this Plan shall not be affected by any change of relationship with the Company so long as the Optionee continues to be an employee, director, officer, agent, consultant, advisor or independent contractor of the Company or of a related corporation. The Plan Administrator, in its absolute discretion, may determine all questions of whether particular leaves of absence constitute a termination of services; provided, however, that with respect to incentive stock options, such determination shall be subject to any requirements contained in the Code. The foregoing notwithstanding, with respect to incentive stock options, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

         As used herein, the term "related corporation," when referring to a subsidiary corporation, shall mean any corporation (other than the Company) in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock possessing 50% or more of the total combined voting power of all classes of stock of each of the

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corporations other than the Company is owned by one of the other corporations in such chain. When referring to a parent corporation, the term "related corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         5.9   Death of Optionee.

         If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

         5.10  No Status As Stockholder.

         Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

         5.11  Continuation of Relationship.

         Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ or other relationship of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

         5.12  Modification and Amendment of Option.

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     Subject to the requirements of Section 422 of the Code with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under Article I of this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

     5.13 Limitation on Value for Incentive Stock Options.

     As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value of the stock (determined at the time the incentive stock option is granted) with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Internal Revenue Service issues a statutory change, public rule, issues a private ruling to the Company, any Optionee or any legatee, personal representative or distributee of an Optionee or issues regulations changing or eliminating such annual limit.

SECTION 6. GREATER THAN 10% STOCKHOLDERS.

     6.1 Exercise Price and Term of Incentive Stock Options.

     If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document.

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     6.2 Attribution Rule.

     For purposes of Article I, subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Article I, Section 6, stock owned by an employee shall include all stock actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

     7.1 Effect of Liquidation or Reorganization.

         7.1.1 Cash, Stock or Other Property for Stock.

     Except as provided in Article I, subsection 7.1.2, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, liquidation or reorganization to

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exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

         7.1.2    Conversion of Options on Stock for Stock Exchange.

     If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, liquidation or reorganization (other than a mere reincorporation or the creation of a holding company), the Company and the corporation issuing the Exchange Stock, in their sole discretion, may determine that all options granted hereunder shall be converted into options to purchase shares of Exchange Stock instead of terminating in accordance with the provisions of Article I, subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, liquidation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply to the options granted for the Exchange Stock. The aggregate number and kind of shares for which options may be granted under this Plan shall be proportionately adjusted in the event of such merger, consolidation, acquisition of property or stock, liquidation or reorganization.

     7.2 Fractional Shares.

     In the event of any adjustment in the number of shares covered by any option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

     7.3 Determination of Board to Be Final.

     All Article I, Section 7 adjustments shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an

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incentive stock option shall be made in such a manner so as not to constitute a
"modification" as defined in Section 424(h) of the Code and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

SECTION 8. SECURITIES REGULATION.

     Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability, if applicable of an exemption from registration for the issuance and sale of any shares hereunder.

SECTION 9. AMENDMENT AND TERMINATION.

     9.1 Board Action.

     The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Article I, Section 7, and to the extent required for compliance with Section 422 of the Code or Section 162(m) of the Code or by any applicable law or requirement, the Company's stockholders must approve within 12 months of the adoption by the Board any amendment which will:

     (a) increase the total number of shares that may be issued under this Plan;

     (b) modify the class of participants eligible for participation in this Plan; or

     (c) otherwise require stockholder approval under any applicable law or regulation.

     Any amendment made to this Plan since its original adoption which would constitute a "modification" to incentive stock options outstanding on the date of such amendment, shall not

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be applicable to such outstanding incentive stock options, but shall have prospective effect only, unless the Optionee agrees otherwise.

     9.2 Automatic Termination.

     Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan was adopted by the Board of Directors of Immunex Corporation ("Immunex") or (b) the date on which this Plan was approved by the stockholders of Immunex. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the Optionee, impair or diminish any rights or obligations under any option theretofore granted under this Plan.

SECTION 10. EFFECTIVENESS OF THIS PLAN.

     The Original Plan became effective upon adoption by the Board of Directors of Immunex, and was approved by a majority of stock represented by stockholders voting either in person or by proxy at a duly held stockholders' meeting any time within 12 months before or after the adoption of the Original Plan.

Section 11. ADDENDUM TO ARTICLE I OF THE PLAN.

     Notwithstanding anything in Article I of the Plan to the contrary, effective as of the Effective Time (as defined in the Amended and Restated Agreement and Plan of Merger by and between the Company, AMS Acquisition Inc. and Immunex dated as of December 16, 2001, as amended by that certain First Amendment to Amended and Restated Agreement and Plan of Merger dated as of July 15, 2002 (as amended, the "Merger Agreement")), the following provisions shall constitute an addendum (the "Addendum") to Article I of the Plan:

     11.1. At the Effective Time, each option granted pursuant Article I of the Plan shall be treated in accordance with the applicable terms of the Merger Agreement.

     11.2. In the event that an optionee's employment with Immunex or the Company is terminated by the optionee for Good Reason or by Immunex or the Company without Cause during the fifteen (15) months following the Effective Time, each option held by such optionee

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for Common Stock that was granted pursuant to the Merger Agreement with respect to (a) a Cancelled Company Option (as defined in the Merger Agreement) or (b) an option for common stock of Immunex that was granted after December 16, 2001, shall immediately vest in full and shall remain exercisable until the earlier of
(x) the first anniversary of the optionee's termination of employment or (y) the end of the term of such option.

         11.3. For purposes of this Addendum only, "Good Reason" shall mean the occurrence on or after the Effective Time and without the optionee's consent of,
(a) a reduction in the optionee's annual base salary or wages, other than as part of a general reduction applicable to substantially all employees of Immunex or the Company employed in the United States or (ii) the relocation of the optionee's principal place of employment to a location more than fifty (50) miles from the optionee's principal place of employment prior to the Effective Time.

         11.4. For purposes of this Addendum only, "Cause" shall mean (a) the willful and continued failure by the optionee to substantially perform the optionee's duties with Immunex or the Company (other than such failure resulting form the optionee's incapacity due to physical or mental illness) or (b) the willful engaging by the optionee in conduct which is demonstrably and materially injurious to Immunex or the Company, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on the optionee's part shall be deemed willful unless done, or omitted to be done, by the optionee not in good faith or without reasonable belief that the optionee's act, or failure to act, was in the best interest of Immunex or the Company.

                                   ARTICLE II.

                    PROVISIONS APPLICABLE TO OPTIONS GRANTED
                          ON OR AFTER RESTATEMENT DATE

         The following provisions of this Article II shall govern awards granted under the Plan on or after the Restatement Date:

SECTION 1. PURPOSE.

         (a) The purpose of Article II of the Plan is to provide a means by which employees or directors of and consultants to Amgen Inc., a Delaware corporation (the "Company"), and its

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Affiliates, as defined in Article II, paragraph 1(b), directly, or indirectly through Trusts, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) incentive stock options,
(ii) nonqualified stock options, (iii) stock bonuses, and (iv) rights to purchase restricted stock, all as defined below.

         (b) The word "Affiliate" as used in Article II of the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of Article II of the Plan, seeks to retain the services of persons now employed by or serving as directors or consultants to the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights issued under Article II of the Plan ("Stock Awards") shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated pursuant to Article II, paragraph 2(c), be either (i) stock options granted pursuant to Article II, Sections 5 or 6 hereof, including incentive stock options as that term is used in Section 422 of the Code ("Incentive Stock Options"), or options which do not qualify as Incentive Stock Options ("Nonqualified Stock Options") (together hereinafter referred to as "Options"), or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Article II, Section 7 hereof.

         (e) The word "Trust" as used in Article II of the Plan shall mean a trust created for the benefit of the employee, director or consultant, his or her spouse, or members of their immediate family. The word optionee shall mean the person to whom the option is granted or the employee, director or consultant for whose benefit the option is granted to a Trust, as the context shall require.

SECTION 2. ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in Article II, paragraph 2(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonqualified Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to purchase or receive stock pursuant to a Stock Award; and the number of shares with respect to which Stock Awards shall be granted to each such person.

               (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (3)  To amend the Plan as provided in Article II, Section 14.

               (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). One or more of these members may be non-employee directors and outside directors, if required and as defined by the provisions of Article II, paragraphs 2(e) and 2(f). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (except amendment of any program adopted pursuant to Article II, Section 6 or any Non-Discretionary Director Awards granted thereunder shall only be by action taken by the Board or a committee of one or more members of the Board to which such authority has been specifically delegated by the Board), subject, however, to such resolutions, not inconsistent with the provisions of Article II of the Plan, as may be adopted from time to time by the Board. Notwithstanding anything else in this Article II, paragraph 2(c) to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant or amend options to all employees, directors or consultants or any portion or class thereof.

         (d) Notwithstanding anything else in the Plan to the contrary, at any time the Board or the Committee may authorize by duly adopted resolution one or more Officers (as defined below) (each a "Delegated Officer") to take the actions described in Article II, paragraph 2(b)(1) of the Plan with respect to Options only, subject to, and within the limitations of, the express provisions of Article II of the Plan; provided, however, that a Delegated Officer shall not have the power to (1) grant any Options to himself, any non-employee director, consultant, Trust, other Delegated Officer or Officer, (2) determine the time or times when a person shall be permitted to purchase stock pursuant to the exercise of an Option (i.e., vesting), (3) determine the exercise price of an Option, or (4) grant any Option to a parent corporation of the Company, as defined in Section 424(e) of the Code. The resolution authorizing a Delegated Officer to act as such shall specify the total number of shares of Common Stock that a Delegated Officer may grant with respect to Options. The exercise price (including any formula by which such price or prices may be determined) and the time or times when a person shall be permitted to purchase stock pursuant to the exercise of an Option shall, however, be set by the Board or the Committee and not by a Delegated Officer to the extent required by Delaware General Corporation Law Section 157 or any other applicable law. The term "Officer" shall include any natural person who is elected as a corporate officer of the Company by the Board.

         (e) The term "non-employee director" shall mean a member of the Board who (i) is not currently an officer of the Company or a parent or subsidiary of the Company (as defined in Rule 16a-1(f) promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or an employee of the Company or a parent or subsidiary of the Company; (ii) does not receive compensation from the Company or a parent or subsidiary of the Company for services rendered in any capacity other than as a member of the Board (including a consultant) in an amount required to be disclosed to the Company's stockholders under Rule 404 of Regulation S-K promulgated by the Securities and Exchange Commission ("Rule 404"); (iii) does not possess an interest in any other transaction required to be disclosed under Rule 404; or (iv) is not engaged in a business relationship required to be disclosed under Rule 404, as all of these provisions are interpreted by the Securities and Exchange Commission under Rule 16b-3 promulgated under the Exchange Act.

         (f) The term "outside director," as used in Article II of this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to Article II, paragraph 2(c), who is considered to be an "outside director" in accordance with the rules, regulations or interpretations of Section 162(m) of the Code.

         (g) Any requirement that an administrator of the Plan be a "non-employee director" or "outside director" shall not apply if the Board or the Committee expressly declares that such requirement shall not apply.

SECTION 3.  SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Article II, Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards granted under the Plan shall not exceed in the aggregate 18,512,588 shares of the Company's $.0001 par value common stock (the "Common Stock"). If any Stock Award granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the Common Stock not purchased under such Stock Award shall again become available for the Plan. Shares repurchased by the Company pursuant to any repurchase rights reserved by the Company pursuant to the Plan shall not be available for subsequent issuance under the Plan.

         (b) The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

         (c) An Incentive Stock Option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which incentive stock options (as defined by the Code) are exercisable for the first time by such optionee during any calendar year under all such plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000). If it is determined that an entire Option or any portion thereof does not qualify for treatment as an Incentive Stock Option by reason of exceeding such maximum, such Option or the applicable portion shall be considered a Nonqualified Stock Option.

SECTION 4.  ELIGIBILITY.

         (a) Incentive Stock Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an employee of the Company or any Affiliate. Stock Awards other than Incentive Stock Options may be granted to employees (including officers) or directors of or consultants to the Company or any Affiliate or to Trusts of any such employee, director or consultant.

         (b) A director shall in no event be eligible for the benefits of the Plan (other than Non-Discretionary Director Awards, as defined in Article II,
Section 6) unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board or the Committee in the selection of a director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to a director, the Plan complies with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. Notwithstanding the foregoing, the restrictions set forth in this Article II, paragraph 4(b) shall not apply if the Board or Committee expressly declares that such restrictions shall not apply.

         (c) No person shall be eligible for the grant of an Incentive Stock Option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the fair market value of the Common Stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

         (d) Stock Awards shall be limited to a maximum of 1,298,911 shares of Common Stock per person per calendar year.

SECTION 5. TERMS OF DISCRETIONARY STOCK OPTIONS.

         An option granted pursuant to this Article II, Section 5 (a "Discretionary Stock Option") shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the

Option or otherwise) the substance of each of the following provisions:

         (a) No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

         (b) The exercise price of each Incentive Stock Option and each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock subject to the Option on the date the Option is granted.

         (c) The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised; or (ii) at the discretion of the Board or the Committee, either at the time of grant or exercise of the Option (A) by delivery to the Company of shares of Common Stock that have been held for the period required to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise,
(B) according to a deferred payment or other arrangement with the person to whom the Option is granted or to whom the Option is transferred pursuant to Article II, paragraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion; including but not limited to payment of the purchase price pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued or the receipt of irrevocable instruction to pay the aggregate exercise price to the Company from the sales proceeds before Common Stock is issued.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at not less than the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) An Option granted to a natural person shall be exercisable during the lifetime of such person only by such person, provided that such person during such person's lifetime may designate a Trust to be such person's beneficiary with respect to any Incentive Stock Options and with respect to any Nonqualified Stock Options, and such beneficiary shall, after the death of the person to whom the Option was granted, have all the rights that such person has while living, including the right to exercise the Option. In the absence of such designation, after the death of the person to whom the Option is granted, the Option shall be exercisable by the person or persons to whom the optionee's rights under such Option pass by will or by the laws of descent and distribution.

         (e) The total number of shares of Common Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this Article II, paragraph 5(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) The Company may require any optionee, or any person to whom an Option is transferred under Article II, paragraph 5(d), as a condition of exercising any such Option: (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative who has such knowledge and experience in financial and business matters, and that such person is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if: (x) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities law.

         (g) An Option shall terminate three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate, unless: (i) such termination is due to the optionee's permanent and total disability, within the meaning of Section 422(c)(6) of the Code and with such permanent and total disability being certified by the Social Security Administration prior to such termination, in which case the Option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a consultant or director; (ii) the optionee dies while in the employ of or while serving as a consultant or director to the Company or an Affiliate, or within not more than three (3) months after termination of such employment or relationship as a consultant or director, in which case the Option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such Option pass by will or by the laws of descent and distribution; or (iii) the Option by its term specifies either (A) that it shall terminate sooner than three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate; or (B) that it may be exercised more than three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate. This Article II, paragraph 5(g) shall not be construed to extend the term of any Option or to permit anyone to exercise the Option after expiration of its term, nor shall it be construed to increase the number of shares as to which any Option is exercisable from the amount exercisable on the date of termination of the optionee's employment or relationship as a consultant or director.

         (h) The Option may, but need not, include a provision whereby the optionee may elect at any time during the term of the optionee's employment or relationship as a consultant or director with the Company or any Affiliate to exercise the Option as to any part or all of the shares subject to the Option prior to the stated vesting dates of the Option. Any shares so purchased from any unvested installment or Option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

         (i) To the extent provided by the terms of an Option, each optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of the Common Stock otherwise issuable to the optionee as a result of the exercise of the Option a number of shares having a fair market value less than or equal to the amount of the Company's required minimum statutory withholding; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock having a fair market value less than or equal to the amount of the Company's required minimum statutory withholding.

SECTION 6. NON-DISCRETIONARY DIRECTOR AWARDS.

     The Board may from time to time adopt award programs under the Plan providing for the grant of formula or non-discretionary Stock Awards to directors of the Company who are not employees of the Company or any Affiliate ("Non-Discretionary Director Awards"). The terms and conditions of any such program shall be established by the Board in its sole discretion, subject to the terms and conditions of the Plan.

SECTION 7. TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) The purchase price under each stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (b) No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

     (c) The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion; including but not limited to payment of the purchase price pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued or the receipt of irrevocable instruction to pay the aggregate exercise price of the Company from the sales proceeds before Common Stock is issued. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award Common Stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) Shares of Common Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e) In the event a person ceases to be an employee of or ceases to serve as a director or consultant to the Company or an Affiliate, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

     (f) To the extent provided by the terms of a stock bonus or restricted stock purchase agreement, a participant may satisfy any federal, state or local tax withholding obligation relating to the lapsing of a repurchase option in favor of the Company or vesting of a stock bonus or a restricted stock award by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of the Common Stock otherwise deliverable to a participant as a result of the lapsing of a repurchase option in favor of the Company or the vesting of a stock bonus or a restricted stock award a number of shares having a fair market value less than or equal to the amount of the Company's required minimum statutory withholding; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock having a fair market value less than or equal to the amount of the Company's required minimum statutory withholding.

SECTION 8. COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such

Stock Awards up to the number of shares of Common Stock authorized under the Plan.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock under the Stock Awards granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award granted under the Plan or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

SECTION 9.  USE OF PROCEEDS FROM COMMON STOCK.

     Proceeds from the sale of Common Stock pursuant to Stock Awards granted under the Plan shall constitute general funds of the Company.

SECTION 10. MISCELLANEOUS.

     (a) The Board or Committee shall have the power to accelerate the time during which a Stock Award may be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time during which it may be exercised or the time during which it will vest. Each Discretionary Stock Option providing for vesting pursuant to
Article II, paragraph 5(e) shall also provide that if the employee's employment or a director's or consultant's affiliation with the Company or an Affiliate of the Company is terminated by reason of death or disability (within the meaning of Title II or XVI of the Social Security Act or comparable statute applicable to an Affiliate and with such permanent and total disability certified by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate, (iii) such other body having the relevant decision-making power applicable to an Affiliate or (iv) an independent medical advisor appointed by the Company, as applicable, prior to such termination), then the vesting schedule of Discretionary Stock Options granted to such employee, director or consultant or to the Trusts of such employee, director or consultant shall be accelerated by twelve months for each full year the employee has been employed by or the director or consultant has been affiliated with the Company and/or an Affiliate of the Company.

     (b) Neither an optionee nor any person to whom an Option is transferred under the provisions of the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any eligible employee, consultant, director, optionee or holder of Stock Awards under the Plan any right to continue in the employ of the Company or any Affiliate or to continue acting as a consultant or director or shall affect the right of the Company or any Affiliate to terminate the employment or consulting relationship or directorship of any eligible employee, consultant, director, optionee or holder of Stock Awards under the Plan with or without cause. In the event that a holder of Stock Awards under the Plan is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment or relationship as consultant or director for purposes hereof, and (ii) suspend or otherwise delay the time or times at which exercisability or vesting would otherwise occur with respect to any outstanding Stock Awards under the Plan.

SECTION 11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

     If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan, the maximum number of shares which may be granted to a participant in a calendar year, the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards, and the number of shares of Common Stock to be granted as Non-Discretionary Director Awards, if any. Such adjustment shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration".)

SECTION 12. CHANGE OF CONTROL.

     (a) Notwithstanding anything to the contrary in this Plan, in the event of a Change in Control (as hereinafter defined), then, to the extent permitted by applicable law: (i) the time during which Stock Awards become vested shall automatically be accelerated so that the unvested portions of all Stock Awards shall be vested prior to the Change in Control and (ii) the time during which the Options may be exercised shall automatically be accelerated to prior to the Change in Control. Upon and following the acceleration of the vesting and exercise periods, at the election of the holder of the Stock Award, the Stock Award may be: (x) exercised (with respect to Options) or, if the surviving or acquiring corporation agrees to assume the Stock Awards or substitute similar stock awards, (y) assumed; or (z) replaced with substitute stock awards. Options not exercised, substituted or assumed prior to or upon the Change in Control shall be terminated.

     (b) For purposes of Article II of the Plan, a "Change of Control" shall be deemed to have occurred at any of the following times:

         (i) upon the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its affiliates, or any employee benefit plan of the Company or its affiliates which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

         (ii) at the time individuals who, as of July 15, 2002, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to July 15, 2002, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of Article II of the Plan, considered as though such person were a member of the Incumbent Board; or

         (iii) immediately prior to the consummation by the Company of a reorganization, merger, consolidation, (in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities) or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or

         (iv) the occurrence of any other event which the Incumbent Board in its sole discretion determines constitutes a Change of Control.

SECTION 13. QUALIFIED DOMESTIC RELATIONS ORDERS

     (a) Anything in the Plan to the contrary notwithstanding, rights under Stock Awards may be assigned to an Alternate Payee to the extent that a QDRO so provides. (The terms "Alternate Payee" and "QDRO" are defined in Article II, paragraph 13(c) below.) The assignment of a Stock Award to an Alternate Payee pursuant to a QDRO shall not be treated as having caused a new grant. The transfer of an Incentive Stock Option to an Alternate Payee may, however, cause it to fail to qualify as an Incentive Stock Option. If a Stock Award is assigned to an Alternate Payee, the Alternate Payee generally has the same rights as the grantee under the terms of the Plan; provided however, that (i) the Stock Award shall be subject to the same vesting terms and exercise period as if the Stock Award were still held by the grantee and (ii) an Alternate Payee may not transfer a Stock Award.

     (b) In the event of the Plan administrator's receipt of a domestic relations order or other notice of adverse claim by an Alternate Payee of a grantee of a Stock Award, transfer of the proceeds of the exercise of such Stock Award, whether in the form of cash, stock or other property, may be suspended. Such proceeds shall thereafter be transferred pursuant to the terms of a QDRO or other agreement between the grantee and Alternate Payee. A grantee's ability to exercise a Stock Award may be barred if the Plan administrator receives a court order directing the Plan administrator not to permit exercise.

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     (c) The word "QDRO" as used in Article II of the Plan shall mean a court order (i) that creates or recognizes the right of the spouse, former spouse or child (an "Alternate Payee") of an individual who is granted a Stock Award to an interest in such Stock Award relating to marital property rights or support obligations and (ii) that the administrator of the Plan determines would be a "qualified domestic relations order," as that term is defined in section 414(p) of the Code and section 206(d) of the Employee Retirement Income Security Act ("ERISA"), but for the fact that the Plan is not a plan described in section 3(3) of ERISA.

SECTION 14. AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Article II, Section 11 relating to adjustments upon changes in the Common Stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

         (i) increase the number of shares reserved for Stock Awards under the Plan;

         (ii) modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code); or

         (iii) modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 422(b) of the Code.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits

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provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee Incentive Stock Options and/or to bring the Plan and/or Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan, unless: (i) the Company requests the consent of the person to whom the Stock Award was granted; and (ii) such person consents in writing.

SECTION 15. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated. No Incentive Stock Options may be granted under the Plan after March 10, 2003.

     (b) Rights and obligations under any Stock Awards granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

     (c) Unless sooner terminated by the Board, the Plan shall automatically terminate on March 11, 2003 (which is the tenth anniversary of the date on which the Board of Directors of Immunex Corporation first adopted the Original Plan). No Stock Awards may be granted under the Plan after such termination.

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